Exhibit 24.3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, NM Financial Services, Inc. has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 19th day of September, 2012.

NM FINANCIAL SERVICES, INC.

By:	/s/ Kim Yee
Kim Yee
Vice President

POWER OF ATTORNEY

We, the undersigned directors and officers of NM Financial Services, Inc., do hereby constitute and appoint Kim Yee our true and lawful attorney and agent, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney and agent, may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney has been signed by the following persons in the capacities indicated on the 19th day of September, 2012.

Signature	Capacity	Date

/s/ Karen W. Katz	President and Chief Executive Officer and Director	September 19, 2012
Karen W. Katz

/s/ Kim Yee	Vice President	September 19, 2012
Kim Yee

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, NEMA Beverage Corporation has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 19th day of September, 2012.

NEMA BEVERAGE CORPORATION

By:	/s/ Kim Yee
Kim Yee
Vice President

POWER OF ATTORNEY

We, the undersigned directors and officers of NEMA Beverage Corporation, do hereby constitute and appoint Kim Yee our true and lawful attorney and agent, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney and agent, may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney has been signed by the following persons in the capacities indicated on the 19th day of September, 2012.

Signature	Capacity	Date

/s/ Kim Yee	President and Director	September 19, 2012
Kim Yee

/s/ Brenda Sanders	Vice President, Secretary, and Treasurer	September 19, 2012
Brenda Sanders

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, NEMA Beverage Holding Corporation has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 19th day of September, 2012.

NEMA BEVERAGE HOLDING CORPORATION

By:	/s/ Kim Yee
Kim Yee
Vice President

POWER OF ATTORNEY

We, the undersigned directors and officers of NEMA Beverage Holding Corporation, do hereby constitute and appoint Kim Yee our true and lawful attorney and agent, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney and agent, may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney has been signed by the following persons in the capacities indicated on the 19th day of September, 2012.

Signature	Capacity	Date

/s/ Kim Yee	President and Director	September 19, 2012
Kim Yee

/s/ Brenda Sanders	Vice President, Secretary, and Treasurer	September 19, 2012
Brenda Sanders

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, NEMA Beverage Parent Corporation has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 19th day of September, 2012.

NEMA BEVERAGE PARENT CORPORATION

By:	/s/ Kim Yee
Kim Yee
Vice President

POWER OF ATTORNEY

We, the undersigned directors and officers of NEMA Beverage Parent Corporation, do hereby constitute and appoint Kim Yee our true and lawful attorney and agent, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney and agent, may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney has been signed by the following persons in the capacities indicated on the 19th day of September, 2012.

Signature	Capacity	Date

/s/ Kim Yee	President and Director	September 19, 2012
Kim Yee

/s/ Brenda Sanders	Vice President, Secretary, and Treasurer	September 19, 2012
Brenda Sanders

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, NM Nevada Trust has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 19th day of September, 2012.

NM NEVADA TRUST

By:	/s/ Kim Yee
Kim Yee
Vice President

POWER OF ATTORNEY

We, the undersigned directors and officers of NM Nevada Trust, do hereby constitute and appoint Kim Yee our true and lawful attorney and agent, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney and agent, may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney has been signed by the following persons in the capacities indicated on the 19th day of September, 2012.

Signature	Capacity	Date

/s/ Karen W. Katz	President and Chief Executive Officer and Director	September 19, 2012
Karen W. Katz

/s/ Kim Yee	Vice President	September 19, 2012
Kim Yee